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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 29, 2006


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


      UNITED STATES                   0-24589              52-2108333
----------------------------        ------------         ------------------
(State Or Other Jurisdiction         (Commission         (IRS Employer
Of Incorporation)                    File Number)        Identification No.)


 4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND            21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                            --------------


                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS


         On June 29, 2006, BCSB Bankcorp, Inc. (the "Company"), the holding company for Baltimore County Savings Bank, FSB, announced that it has been victimized by a check kiting scheme perpetrated by one of its commercial deposit customers. The Company estimates that the after-tax loss relating to this check kiting scheme to be approximately $6.9 million ($1.18 per basic and diluted earnings per share) which it will recognize in its current fiscal quarter ending June 30, 2006. For further information, see the Company's press release dated June 29, 2006, attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     (a)        Not applicable.

     (b)        Not applicable.

     (c)        Not applicable.

     (d)        The following exhibit is filed herewith:

                Exhibit 99.1      Press Release dated June 29, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BCSB BANKCORP, INC.



Date:  June 29, 2006                      By: /s/ David M. Meadows
                                              ----------------------------------
                                              David M. Meadows
                                              Vice President and Secretary